AGREEMENT OF SALE

         AGREEMENT made and entered into as of the 17th day of December, 1996, by and between SALVATORE CASACCIO, residing at 64 Burton Avenue, Staten Island, New York 10309, ANTONIO CASACCIO, residing at 2009 East 24th Street, Brooklyn, New York 11229 and AGRIPPINO CASACCIO, residing at 2009 East 24th Street, Brooklyn, New York (hereinafter referred to as the "Sellers"), EASTSIDE PLAYROBICS, INC. a domestic corporation organized and existing under and by virtue of the Laws of the State of New York with its principal place of business at 345 East 80th Street, New York, New York 11735 ("EASTSIDE"), AVENUE U PLAYROBICS, INC. a domestic corporation organized and existing under and by virtue of the Laws of the State of New York with its principal place of business at 369 Avenue U, Brooklyn, New York 11223("AVENUE U") and BAYBRIDGE PLAYROBICS, INC. a domestic corporation organized and existing under and by virtue of the Laws of the State of New York with its principal place of business at 208-32 Cross Island Parkway, Bayside, New York 11360 ("BAYBRIDGE") and LEARNERS WORLD INC. a domestic corporation organized and existing under and by virtue of the Laws of the State of New York with its principal place of business at 369 Avenue U, Brooklyn, New York ( hereinafter referred to as "Purchaser").

                                   WITNESSETH:

     WHEREAS: EASTSIDE, AVENUE U and BAYBRIDGE presently own and operate children's indoor playgrounds located at 345 East 80th Street, New York, New York, 369 Avenue U, Brooklyn, New York and 208-32 Cross Island Parkway, Bayside, New York, respectively;

     WHEREAS: SALVATORE CASACCIO, ANTONIO CASACCIO and AGRIPPINO CASACCIO desire to sell all of their shares in the subject Corporations, EASTSIDE, AVENUE U and BAYBRIDGE to Purchaser at a price of $ 775,000.00 (the "Purchase Price");

     WHEREAS: EASTSIDE now has issued and outstanding One Hundred (100) common shares, of which 33.4 shares are owned by Salvatore Casaccio, 33.3 shares are owned by Antonio Casaccio and 33.3 shares are owned by Agrippino Casaccio;

     WHEREAS: AVENUE U now has issued and outstanding One Hundred (100) common shares, of which 33.4 shares are owned by Salvatore Casaccio, 33.3 shares are owned by Antonio Casaccio and 33.3 shares are owned by Agrippino Casaccio;

     WHEREAS: BAYBRIDGE now has issued and outstanding one Hundred (100) common shares, of which 33.4 shares are owned by Salvatore Casaccio, 33.3 shares are owned by Antonio Casaccio and 33.3 shares are owned by Agrippino Casaccio;

     WHEREAS: The Corporation's Boards of Directors have unanimously determined that the Purchase Price is fair and that the offer of the Purchaser should be accepted, and agree to all of the terms of this transaction;

     WHEREAS: The Purchaser agrees to assume any and all obligations, financial and otherwise of the Sellers;

         NOW, THEREFORE, in consideration of the foregoing promises and the covenants and agreements herein contained, the parties hereto hereby agree as follows:

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         1. SALE AND PURCHASE OF SHARES.  The Sellers agree to sell and transfer to the Purchaser and the Purchaser agrees to purchase, upon the terms and conditions hereinafter set forth, the 300 shares of the common/capital stock of the Corporations, EASTSIDE, AVENUE U and BAYBRIDGE, said shares constituting all of the authorized and issued shares of the Corporation (hereinafter referred to as the "Shares").

         2. PAYMENT OF PURCHASE PRICE. The Purchase Price shall be paid by the Purchaser as follows:

            (a)             SEVEN HUNDRED SEVENTY FIVE THOUSAND

($ 775,000.00) Dollars to be paid over a period of FOUR years, payable together with interest at the rate of 7% per annum (hereinafter "Balance of Purchase Price"). The monthly payment of principal and interest shall be $ and shall commence on January 1, 1998 and monthly thereafter. In the event any payment is later that 15 days after date due, the Purchaser shall pay a late charge of 4% the payment due as a late charge. The $ 775,000.00 shall be evidenced by a single Promissory Note (the "Note") representing the sums due and providing for the payment of monthly installments. Purchaser shall sign any and all documents necessary to secure and insure payment of the terms of the Note, including but not limited to UCC-1's , Security Agreements, Guarantees, Affidavits and other necessary documents. In addition, Purchaser shall pay the fees of the Seller's attorney in connection with drafting the aforesaid documents, and Purchaser shall provide life insurance to the Seller, naming the Seller as the Named Beneficiary.

         In the event Seller desires to sell, transfer or otherwise negotiate the above Notes, Purchasers and/ or Guarantors shall execute any and all documents necessary to effectuate such sale, transfer or negotiation at closing. In the event additional documents need to be signed by the Purchasers and/or Guarantors after closing, Purchasers and Guarantors agree to sign sign.

         3. ACCEPTABLE FUNDS. All money payable under this Agreement, unless otherwise specified, shall be paid in good check of Purchaser, payable to the direct order of the Seller or Seller's designee, or as otherwise agreed to in writing by the parties and their attorneys.

         4.  CLOSING  DOCUMENTS.   The  Closing  means  the  settlement  of  the
obligations of the Seller, Purchaser and Guarantors to each other under this Agreement, including the payment of the purchase price to the Seller as provided in Paragraph "2" hereof, and delivery of the closing documents provided for in
Article 5 hereof. The closing shall be held at the office of CRAIG A. EATON, ESQ. 1662 SHEEPSHEAD BAY ROAD, BROOKLYN, NEW YORK 11235, AT 9:30 AM ON OR ABOUT DECEMBER 1996 (the "Closing Date").

         5. CLOSING DOCUMENTS. At the Closing, Sellers shall execute and deliver to Sellers' Attorney:

         (a) the Certificate or Certificates for the Shares duly endorsed so as to effectively transfer ownership of the Shares to Purchaser; As security for the indebtedness, the Purchaser's shares shall be signed in blank and delivered, along with the original Leases to the subject premises identified herein, to Sellers' attorney, CRAIG A. EATON ("Escrowee"), to be hand in escrow by him as provided for herein. Purchaser shall pay all costs and fees in connection with the filing and preparation of the Security Agreement and forms, including Sellers, attorneys, fees.

         (b) letters of resignation from each director and officer of the Corporation, effective as of the Closing Date.

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         (c) the Certificate of Incorporation and other organizational documents of the Corporation.

         (d) UCC-l financing statements/forms and other forms necessary to secure Purchaser's indebtedness.

         The Stock Certificate/Certificates and all other documents shall be held in escrow by Sellers' attorney until such time as full payment is made to the Sellers. In the event of a default in the payment of any sums due under the Note, the Escrow Agent shall turn over the Stock Certificates and other documents to the Sellers, and said Sellers may then re-enter the premises.

         In the event of a default, Sellers may declare the entire unpaid principal balance due and payable, and in addition shall have all rights and remedies provided for in the Notes and Security Agreements.

         In the event Escrowee receives a Notice that there was a default in the payment of any installment due under the Note, upon ten (10) days notice to Purchaser, by Certified Mail, RRR, Escrowee shall deliver the Stock Certificates to Sellers, at which time Sellers may complete the blank endorsement, thereby transferring said shares as directed by Sellers, and Sellers may take possession of the Original Leases to the subject premises.

            At the Closing, Purchaser shall execute and deliver to Sellers:

                   (a)  Promissory  Note/Notes,   Security  Agreement,  UCC-I's,
Guarantee and any other documents needed to secure payment of the Note/Notes.

            The Security Agreement shall give Sellers a security interest in all property, furniture, fixtures, equipment, merchandise, computers, games, stock, inventory, accounts receivable, bank accounts and all other assets, property and rights of the Purchaser.

                   (b)  Assumption   Agreement  and  any  documents   needed  to
effectuate Purchaser and Guarantors agreement to assume any and all obligations, financial and otherwise of the Seller, including but not limited to

                   (c)          General Releases.

           6. REPRESENTATIONS AND WARRANTIES OF PURCHASER: Purchaser represent s and warrants to Seller as follows:

           (a) Purchaser is a corporation organized and existing under and by virtue of the laws of the State of New York, and is duly qualified to do business in the State of New York. Purchaser has full power and authority to carry out and perform its undertakings and obligations as provided herein. The execution and delivers by Purchaser of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board of Directors of Purchaser.

           (b) No action, approval, consent or authorization of any governmental authority is necessary for Purchaser to consummate the transactions contemplated hereby.

           7. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Purchaser as follows:

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           (a) Seller has full power and  authority to carry out and perform its undertakings and obligations as provided herein. The execution and delivery by Seller of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board of Directors of the Seller.

           (b) No action, approval, consent or authorization of any governmental authority is necessary for Seller to consummate the transactions contemplated hereby.

           (c) The Corporation is a corporation duly organized and existing under and by virtue of the Laws oil the State of New York, and the Corporation is validly existing and has not been dissolved.

           (d) The Seller represents and warrants that it is the owner, free and clear of any encumbrance, of the common shares of the Corporation referred to in this Agreement.

           8. NO OTHER REPRESENTATIONS. Purchaser acknowledges that neither Seller nor any representatives or agents of Seller have made any representation or warranty, express or implied, regarding the Corporation, or any thing or matter affecting or relating to this Agreement, except as specifically set forth in this Agreement.

           9. BROKERAGE. Purchaser represents and warrants that i: has not dealt with any broker or finder in connection with this Agreement, the purchase of the shares from Seller or the transactions contemplated hereby, and no broker or any other person or entity is entitled to receive any brokerage commission, finder's fee or any type of compensation in connection with this Agreement or the transactions contemplated hereby. Purchase shall indemnify and hold Seller harmless from and against all liability, claim, loss, damage and/or expenses, including reasonable attorneys fees, pertaining to any action, claim or suit, brought by any broker, finder, or other person or entity with whom Purchaser dealt with. The provisions of this Article io shall survive the closing.

           10. STOCK.The Purchaser's Stock shall be issued and owned as follows:

           One Hundred (100%) Percent of the issued and outstanding stock to be held in the name of Purchaser.

           11. RESIGNATION OF SELLER. Concurrently herewith, the Sellers shall each submit their resignation as directors of the Corporation. The resignation of such Directors shall take effect at the time of its submission.

           12. GENERAL RELEASE. On the Closing Date, the Corporation and the parties shall exchange general releases, each of which, however, shall contain a provision excluding the respective obligations of the parties hereunder.

           13. SURVIVAL. None of the representations, warranties, covenants or other obligations of Seller hereunder shall survive the closing, except as expressly provided herein. Acceptance of the Bill of Sale by Purchaser shall be deemed full and complete performance and discharge of every agreement and obligation on the part of Seller hereunder, except those, if any, which expressly are stated herein to survive the closing.

           14. ARBITRATION. Any dispute or controversy under this Agreement shall be determined and settled by arbitration in New York City in accordance with the rules of the American Arbitration Association. Any award rendered


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therein  shall be final and binding on the parties and  judgment  may be entered thereon in any court of competent jurisdiction.

           15. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the respective parties hereto, their legal representatives, successors, and assigns.

           16. ENTIRE AGREEMENT. This Agreement supersedes all agreements previously made between the parties relating to its subject matter. There are no other understandings or agreements between them. It is understood that no oral or other representations have been made by either party to the other, and that all agreements, representations and warranties made are incorporated herein, and this document contains the entire agreement between the parties, and the same or any portion thereof may not be abandoned, modified, amended, discharged or waived without a writing signed by the parties.

           17. NOTICES. All notices, demands, other communications or other documents required or permitted to be given hereunder shall be in writing and delivered personally or mailed by certified mail, postage prepaid, addressed to the parties at their last known addresses.

           18. NON WAIVER. No delay or failure by either party to exercise any right under this Agreement, and no partial or single exercise of that right, shall constitute a waiver of that or any other right, unless otherwise expressly provided herein.

           19. HEADINGS. Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

           20. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

           21. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           22. MISCELLANEOUS. In the event of a sale, donation, pledge, hypothecation, assignment and/or transfer of LEARNERS WORLD INC. or the sale, donation, pledge, hypothecation, assignment and/or transfer of any shares of stock of LEARNERS WORLD INC., then in such event, any and all unpaid principal balance due under the terms of the Note, shall be accelerated and shall become due and upon such sale, and payment is to be made out of the proceeds of such sale.

           23. LEGEND ON CERTIFICATES. Every Certificate representing the Shares of LEARNERS WORLD INC. shall bear the following legend:

           THE STOCK REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO, AND MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH, THE PROVISIONS OF THAT CERTAIN AGREEMENT OF SALE DATED DECEMBER 1996, WHICH REQUIRES FULL PAYMENT OF ANY AND ALL OUTSTANDING PRINCIPAL, INTEREST AND OTHER CHARGES DUE UNDER THE TERMS OF THE PROMISSORY NOTES SIGNED PURSUANT TO THE TERMS OF SUCH AGREEMENT OF SALE.

           IN WITNESS WHEREOF each of the parties hereto has executed this Agreement as of the date and year first above written.

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         Corporate Seal:

                                    /S/ SALVATORE CASACCIO
                                   -------------------------
                                   SALVATORE CASACCIO


                                    /S/ AGRIPPINO CASACCIO
                                   -------------------------
                                   AGRIPPINO CASACCIO


                                      /S/ ANTONIO CASACCIO
                                   -------------------------
                                   ANTONIO CASACCIO


                                 EASTSIDE PLAYROBICS, INC.


                                 BY:   /S/ SALVATORE CASACCIO
                                  --------------------------


                                 AVENUE U PLAYROBICS, INC


                                BY:   /S/ SALVATORE CASACCIO
                                 ---------------------------


                                 BAYBRIDGE PLAYROBICS, INC.


                                BY:   /S/ SALVATORE CASACCIO
                                ----------------------------


                                LEARNERS WORLD, INC.

                                ----------------------------
                                BY: /S/ DOMINICK J. MORREALE


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